                                                                    Exhibit 99.1

                             Yield Table - Bond 1-A1

                                  SARM 2005-11
                              Settle as of 04/29/05

                            Bond Summary - Bond 1-A1

                Fixed Coupon: 5.471                    Type: Fixed
                    Orig Bal: 176,408,000
                      Factor: 1.0000000
                 Factor Date: 04/25/05             Next Pmt: 05/25/05
                       Delay: 24                      Cusip:


                                                 25  CPR
                                         ---------------------------
                 Price                   Yield              Duration
                 -----                   -----              --------

              101.625000                 4.42                1.78
           ----------------------------------------------------------
             Average Life                         1.92
              First Pay                         05/25/05
              Last Pay                          03/25/08


Tsy BM     3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
 Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400    4.8062
Coupon                      2.3750   2.7500   3.3750   4.2500    5.3750

Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
 Yield    1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778  3.5390  3.7527

Lib BM     7YR     8YR     9YR     10YR    12YR    15YR    20YR    30YR
Yield     4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond l-A2

                                  SARM 2005-11
                              Settle as of 04/29/05

                            Bond Summary - Bond l-A2

                Fixed Coupon: 5.471                    Type: Fixed
                    Orig Bal: 7,741,000
                      Factor: 1.0000000
                 Factor Date: 04/25/05             Next Pmt: 05/25/05
                       Delay: 24                      Cusip:


                                                 25  CPR
                                         ---------------------------
                 Price                   Yield              Duration
                 -----                   -----              --------
              101.000000                 4.77                1.77
           -----------------------------------------------------------
             Average Life                         1.92
              First Pay                         05/25/05
              Last Pay                          03/25/08


Tsy BM     3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
 Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400    4.8062
Coupon                      2.3750   2.7500   3.3750   4.2500    5.3750

Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
 Yield    1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778  3.5390  3.7527

Lib BM     7YR     8YR     9YR     10YR    12YR    15YR    20YR    30YR
Yield     4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 2-A1

                                  SARM 2005-11
                              Settle as of 04/29/05

                            Bond Summary - Bond 2-A1

                Fixed Coupon: 5.425                    Type: Fixed
                    Orig Bal: 54,745,000
                      Factor: 1.0000000
                 Factor Date: 04/25/05             Next Pmt: 05/25/05
                       Delay: 24                      Cusip:


                                                 25  CPR
                                         ---------------------------
                 Price                   Yield              Duration
                 -----                   -----              --------
              101.421875                 4.70                2.25
           -----------------------------------------------------------
             Average Life                         2.50
              First Pay                         05/25/05
              Last Pay                          02/25/10


Tsy BM     3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
 Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400    4.8062
Coupon                      2.3750   2.7500   3.3750   4.2500    5.3750

Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
 Yield    1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778  3.5390  3.7527

Lib BM     7YR     8YR     9YR     10YR    12YR    15YR    20YR    30YR
Yield     4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 2-A2

                                  SARM 2005-11
                              Settle as of 04/29/05

                            Bond Summary - Bond 2-A2

                Fixed Coupon: 5.425                    Type: Fixed
                    Orig Bal: 3,768,000
                      Factor: 1.0000000
                 Factor Date: 04/25/05             Next Pmt: 05/25/05
                       Delay: 24                      Cusip:


                                                 25  CPR
                                         ---------------------------
                 Price                   Yield              Duration
                 -----                   -----              --------
              100.875000                 4.94                2.24
           -----------------------------------------------------------
             Average Life                         2.50
              First Pay                         05/25/05
              Last Pay                          02/25/10


Tsy BM     3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
 Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400    4.8062
Coupon                      2.3750   2.7500   3.3750   4.2500    5.3750

Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
 Yield    1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778  3.5390  3.7527

Lib BM     7YR     8YR     9YR     10YR    12YR    15YR    20YR    30YR
Yield     4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-A1

                                  SARM 2005-11
                              Settle as of 04/29/05

                            Bond Summary - Bond 3-A1

                Fixed Coupon: 5.447                    Type: Fixed
                    Orig Bal: 160,925,000
                      Factor: 1.0000000
                 Factor Date: 04/25/05             Next Pmt: 05/25/05
                       Delay: 24                      Cusip:


                                                 25  CPR
                                         ---------------------------
                 Price                   Yield              Duration
                 -----                   -----              --------
              101.187500                 4.82                2.23
           -----------------------------------------------------------
             Average Life                         2.49
              First Pay                         05/25/05
              Last Pay                          01/25/10


Tsy BM     3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
 Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400    4.8062
Coupon                      2.3750   2.7500   3.3750   4.2500    5.3750

Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
 Yield    1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778  3.5390  3.7527

Lib BM     7YR     8YR     9YR     10YR    12YR    15YR    20YR    30YR
Yield     4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 4-A1

                                  SARM 2005-11
                              Settle as of 04/29/05

                            Bond Summary - Bond 4-A1

                Fixed Coupon: 5.428                    Type: Fixed
                    Orig Bal: 42,056,000
                      Factor: 1.0000000
                 Factor Date: 04/25/05             Next Pmt: 05/25/05
                       Delay: 24                      Cusip:


                                                 25  CPR
                                         ---------------------------
                 Price                   Yield              Duration
                 -----                   -----              --------
              101.140625                 4.89                2.49
           -----------------------------------------------------------
             Average Life                         2.83
              First Pay                         05/25/05
              Last Pay                          01/25/12


Tsy BM     3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
 Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400    4.8062
Coupon                      2.3750   2.7500   3.3750   4.2500    5.3750

Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
 Yield    1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778  3.5390  3.7527

Lib BM     7YR     8YR     9YR     10YR    12YR    15YR    20YR    30YR
Yield     4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 5-A1

                                  SARM 2005-11
                              Settle as of 04/29/05

                            Bond Summary - Bond 5-A1

                Fixed Coupon: 5.749                    Type: Fixed
                    Orig Bal: 19,419,000
                      Factor: 1.0000000
                 Factor Date: 04/25/05             Next Pmt: 05/25/05
                       Delay: 24                      Cusip:


                                                 25  CPR
                                         ---------------------------
                 Price                   Yield              Duration
                 -----                   -----              --------
              101.625000                 4.93                2.68
           -----------------------------------------------------------
             Average Life                         3.13
              First Pay                         05/25/05
              Last Pay                          03/25/15


Tsy BM     3Mo      6Mo      2YR      3YR      5YR      10YR      30YR
 Yield    1.7892   1.9808   2.5824   2.8483   3.3313   4.0400    4.8062
Coupon                      2.3750   2.7500   3.3750   4.2500    5.3750

Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR     4YR     5YR
 Yield    1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778  3.5390  3.7527

Lib BM     7YR     8YR     9YR     10YR    12YR    15YR    20YR    30YR
Yield     4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.